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                                                                    Exhibit 99.1

                                                                  EXECUTION COPY

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                      MERRILL LYNCH MORTGAGE LENDING, INC.,

                                     SPONSOR

                                       and

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,

                                    DEPOSITOR

                   MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                           Dated as of August 1, 2007

                     Merrill Lynch Mortgage Investors Trust
             (Mortgage Pass-Through Certificates Series MLCC 2007-3)

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     THIS MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of August 1,
2007 (the "Agreement"), is executed by and between Merrill Lynch Mortgage Lending, Inc. (the "Sponsor") and Merrill Lynch Mortgage Investors, Inc. (the "Depositor").

     All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Pooling and Servicing Agreement, dated as of August 1, 2007 (the "Pooling and Servicing Agreement"), by and among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), HSBC Bank USA, National Association, as trustee (the "Trustee"), Wells Fargo Bank, N.A., as master servicer and securities administrator ("Master Servicer"), and PHH Mortgage Corporation, as servicer.

                                   WITNESSETH:

     WHEREAS, pursuant to the Transfer Agreement (as defined in Schedule A), the Sponsor has purchased or received from the Transferor (as defined in Schedule A) certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule B (the "Mortgage Loans");

     WHEREAS, the Sponsor desires to sell, without recourse, all of its rights, title and interest in the Mortgage Loans to the Depositor, to assign all of its rights and interest under the Transfer Agreement and delegate all of its obligations thereunder to the Depositor; and

     WHEREAS, the Sponsor and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Sponsor and the Depositor agree as follows:

                                    ARTICLE I

                          CONVEYANCE OF MORTGAGE LOANS

     Section 1.01. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Sponsor does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Sponsor in and to the Mortgage Loans identified on Schedule B hereto, having an aggregate stated principal balance as of the Cut-off Date of approximately $293,596,173. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after August 1, 2007, other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Sponsor's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any

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REO Property and the proceeds thereof, the Sponsor's rights under any Insurance
Policies related to the Mortgage Loans, and the Sponsor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties.

     Concurrently with the execution and delivery of this Agreement, the Sponsor hereby assigns to the Depositor all of its rights and interest under the Transfer Agreement, other than any servicing rights retained pursuant to the provisions of each Transfer Agreement, to the extent relating to the Mortgage Loans. Concurrently with the execution hereof, the Depositor tenders the purchase price of $293,596,173. The Depositor hereby accepts such assignment, and shall be entitled to exercise all such rights of the Sponsor under the Transfer Agreement, as if the Depositor had been a party to such agreement.

     Section 1.02. Delivery of Documents. In connection with such transfer and assignment of the Mortgage Loans hereunder, the Sponsor does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the Transfer Agreement.

     For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Sponsor, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the account maintained by the Master Servicer for such purpose have been so deposited.

     Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Trustee, for the Mortgage Loans for the Depositor. The Trustee is required to review, within 45 days following the Closing Date, each applicable Mortgage File. If in the course of such review the Trustee identifies any material defect, the Sponsor shall be obligated to cure such defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Replacement Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under the Pooling and Servicing Agreement.

     Section 1.04. Representations and Warranties of the Sponsor.

     (a) The Sponsor hereby represents and warrants to the Depositor that as of the date hereof that:

          (i) The Sponsor is a Delaware corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (ii) The execution and delivery by the Sponsor of this Agreement have been duly authorized by all necessary corporate action on the part of the Sponsor; none of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the provisions hereof will conflict with or result in a


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     breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Sponsor or its properties or the federal stock charter or bylaws of the Sponsor;

          (iii) The execution, delivery and performance by the Sponsor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

          (iv) This Agreement has been duly executed and delivered by the Sponsor and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Sponsor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

          (v) There are no actions, suits or proceedings pending or, to the knowledge of the Sponsor, threatened or likely to be asserted against or affecting the Sponsor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Sponsor will be determined adversely to the Sponsor and will if determined adversely to the Sponsor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

     (b) The Sponsor represents and warrants upon delivery of the Mortgage Loans to the Depositor hereunder, as to each, that as of the Closing Date (except as otherwise specified):

          (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date;

          (ii) As of the Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and the Mortgage Loan has not been dishonored; the Mortgage Loan has never been delinquent in payment for more than 60 days and has not more than once during the twelve months preceding the Cut-Off Date been delinquent in payment for more than 30 days; there are no material defaults under the terms of the Mortgage Loan; the Sponsor has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

          (iii) With respect to those Mortgage Loans as to which the Mortgagors are required to deposit funds into an escrow account for payment of taxes, assessments, insurance premiums and similar items as they become due, there are no delinquent taxes,


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     ground rents, water charges, sewer rents, assessments or other outstanding charges which constitute a lien on the related Mortgaged Property, and all escrow deposits have been collected, are under the control of the Servicer, and have been applied to the payment of such items in a timely fashion, in accordance with such Mortgage. No escrow deposits or escrow payments or other charges or payments due the Servicer have been capitalized under the related Mortgage or Mortgage Note. With respect to those Mortgage Loans for which escrow deposits are not required, to the best of the Sponsor's knowledge, there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which constitute a lien on the related Mortgaged Property;

          (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments contained in the Mortgage File, approved, if necessary, by the insurer under any Primary Mortgage Insurance Policy and recorded in all places necessary to maintain the first priority of the lien, the substance of which waiver, alteration or modification is reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

          (v) Neither the Mortgage Note nor the Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and to the best of the Sponsor's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted by any Person with respect thereto;

          (vi) All buildings upon the Mortgaged Property are required to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customarily included in extended coverage in the area where the Mortgaged Property is located, pursuant to standard hazard insurance policies in an amount which is equal to the lesser of (A) the replacement cost of the improvements securing such Mortgage Loan or (B) the principal balance owing on such Mortgage Loan. To the best knowledge of the Sponsor, all such standard hazard policies are in effect. On the date of origination, such standard hazard policies contained a standard mortgagee clause naming the Transferor or the Originator of the Mortgage Loan and their respective successors in interest as mortgagee and, to the best knowledge of the Sponsor, such clause is still in effect and, to the best of the Sponsor's knowledge, all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the National Flood Insurance Act of 1994, as amended, such Mortgaged Property is covered by flood insurance in the amount required under the National Flood Insurance Act of 1994. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;


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          (vii) At the time of origination of such Mortgage Loan and thereafter, all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws required to be complied with by the Transferor or the Originator of the Mortgage Loan and applicable to the Mortgage Loan have been complied with in all material respects;

          (viii) The Mortgage has not been satisfied as of the Closing Date, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the Mortgage Loan Schedule), nor to the best of the Sponsor's knowledge has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

          (ix) Ownership of the Mortgaged Property is held in fee simple or a leasehold estate. With respect to Mortgage Loans that are secured by a leasehold estate, (i) the lease is valid, in full force and effect, and conforms to all of FNMA's requirements for leasehold estates; (ii) all rents and other payments due under the lease have been paid; (iii) the lessee is not in default under any provision of the lease; (iv) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least five (5) years; and (v) the terms of the lease provide a Mortgagee with an opportunity to cure any defaults. Except as permitted by the fourth sentence of this paragraph (i), the Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical., electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence on their face of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally, or which are specifically referred to in the lender's title insurance policy delivered to the Originator of the Mortgage Loan and either (A) which are referred to or otherwise considered in the appraisal made for the Originator of the Mortgage Loan, or (B) which do not in the aggregate adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein. With respect to each Co-op Loan, the security instruments create a valid, enforceable and subsisting first priority security interest in the Co-op Lease and Co-op Stock securing the related Mortgage Note


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     subject to only to (a) the lien of the related cooperative for unpaid assessments representing the Mortgagor's pro rata share of payments for a blanket mortgage, if any, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, anal (b) other matters to which the collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided; provided, however, that the related Co-op Loan may be subordinated or otherwise subject to the lien of a Mortgage on the cooperative building;

          (x) The Mortgage Note is not subject to a third party's security interest or other rights or interest therein;

          (xi) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

          (xii) Sponsor has good title to, and the full right to transfer and sell, the Mortgage Loan free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest, including, to the best knowledge of the Sponsor, any lien, claim or other interest arising by operation of law;

          (xiii) Each Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in paragraph (ix)(l) (2) and (3) above) the Sponsor, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Sponsor is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Depositor or the assignment to the Depositor of the Sponsor's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. To the best of the Sponsor's knowledge, no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

          (xiv) To the best of the Sponsor's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of


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     any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, except for any Mortgage Loan payment which is not late by more than 30 days, and the Sponsor has not waived any default, breach, violation or event permitting acceleration;

          (xv) To the best of the Sponsor's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and, to the best of the Sponsor's knowledge, no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

          (xvi) To the best of the Sponsor's knowledge, all improvements subject to the Mortgage, lay wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in paragraph (xiii) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

          (xvii) Each Mortgage Loan was originated by the Sponsor or by a savings association, a savings bank, a commercial bank or similar banking institution that is supervised and examined by a Federal or state banking authority, a mortgagee approved by the Secretary of HUD pursuant to Section 203 and 211 of the National Housing Act or a FNMA- or FHLMC-approved seller. Each Mortgage Loan was underwritten generally in accordance with the Underwriting Standards as in effect at the time of organization. The Mortgage contains the usual and customary provision of the Sponsor at the time of origination for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

          (xviii) The Mortgaged Property at origination or acquisition was and, to the best of the Sponsor's knowledge, currently is free of material damage and waste and at origination there was, and to the best of the Sponsor's knowledge there currently is, no proceeding pending for the total or partial condemnation thereof;

          (xix) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (I) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure, and (2) otherwise by judicial foreclosure. The Sponsor has no knowledge of any homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

          (xx) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become


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     payable to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

          (xxi) With respect to each Mortgage Loan, there is either (i) an automated property valuation report or (ii) an appraisal on a FNMA-approved form (or a narrative residential appraisal) of the related Mortgaged Property that conforms to the applicable requirements of the Financial Institutions Reform Recovery and Enforcement Act and that was signed prior to the approval of such Mortgage Loan application by a qualified appraiser, appointed by the Transferor or the Originator of such Mortgage Loan, as appropriate, who has no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan;

          (xxii) No Mortgage Loan contains "subsidized buydown" or "graduated payment" features;

          (xxiii) The Mortgaged Property is a single-family (one- to four-unit) dwelling residence erected thereon, or an individual condominium unit in a condominium, or a Cooperative Apartment or an individual unit in a planned unit development or in a de minimis planned unit development as defined by FNMA. No such residence is a mobile home or a manufactured dwelling which is not permanently attached to the land;

          (xxiv) No Mortgage Loan provides for negative amortization;

          (xxv) No Mortgage Loan had an original term in excess of thirty (30) years;

          (xxvi) No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 and no Mortgage Loan is "high cost" as defined by any applicable federal, state or local predatory or abusive lending law;

          (xxvii) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary which is now Version 5.7 Revised, Appendix E);

          (xxviii) Each Mortgage Loan at the time it was made complied with all applicable local, state and federal lending laws, including, but not limited to, all applicable predatory and abusive lending laws;

          (xxix) As of the Closing Date, no Mortgage Loan provides for interest other than at either (x) a single fixed rate in effect throughout the term of the Mortgage Loan or (y) a single "variable rate" (within the meaning of Treasury Regulations Section 1.860G-1(a)(3)) in effect throughout the term of the Mortgage Loan;

          (xxx) As of the Closing Date, each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code (without regard to Treasury Regulations Section 1.860G-2(a)(3) or 1.860G-2(f) or any similar rule that provides that a defective obligation is a qualified mortgage for a temporary period);


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          (xxxi) As of the Closing Date, no Mortgage Loan is the subject of pending or final foreclosure proceedings;

          (xxxii) As of the Closing Date, the Sponsor would not initiate foreclosure proceedings with respect to any Mortgage Loan based on such Mortgage Loan's delinquency status prior to the next scheduled payment date for such Mortgage Loan;

          (xxxiii) There is no Mortgage Loan in the Trust Fund that was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia. There is no Mortgage Loan in the Trust Fund that was originated on or after March 7, 2003, which is a "high cost home loan" as defined under the Georgia Fair Lending Act; and

          (xxxiv) With respect to each Additional Collateral Mortgage Loan:

               A Prior to its assignment to the Depositor, the Sponsor had a first priority perfected security interest in each Securities Account, subject to the rights of Merrill Lynch, Pierce, Fenner & Smith Incorporated, and following the Sponsor's assignment of the Pledge Agreements and related security interest and Sponsor's acknowledgement pursuant to Section 2.03(b)(i) of the Transfer Agreement that it shall administer the Control Agreement for the benefit of the Depositor, the Depositor has a first priority perfected security interest in each Securities Account, subject to the rights of Merrill Lynch, Pierce, Fenner & Smith Incorporated;

               B The Additional Collateral Mortgage Loan is insured under the terms and provisions of the Limited Purpose Surety Bond, subject to the limitations set forth therein;

               C The assignment of rights to the Depositor under the Limited Purpose Surety Bond, as described herein, will not result in the Depositor assuming any obligations or liabilities of the Sponsor with respect thereto, and that all such rights assigned to the Depositor are fully and freely assignable by the Sponsor to the Depositor, subject to Section 2.03(b) of the Transfer Agreement;

               D The forms of each Additional Collateral Agreement with respect to the Additional Collateral have not been impaired, waived, altered or modified in any material respect, and each Additional Collateral Agreement is in full force and effect;

               E Each Additional Collateral Agreement is not subject to any right of rescission, setoff or defense with respect to the Additional Collateral, including the defense of usury, nor will the operation of any of the terms of such Additional Collateral Agreement, or the exercise of any right thereunder, render such Additional Collateral Agreement unenforceable, in whole or in part, or subject it to any right of rescission, setoff or defense, including the defense of usury, and no such right of rescission, setoff or defense has been asserted with respect thereto with respect to the Additional Collateral; and


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               F There is no default, breach, violation or event of acceleration existing under any Additional Collateral Agreement with respect to the Additional Collateral; there is no event that, with the lapse of time, the giving or notice, or both, would constitute such a default, breach, violation or event of acceleration; and in no event has the Sponsor waived any of its material rights or remedies in respect of any default, breach, violation or event of acceleration under any Additional Collateral Agreement with respect to the Additional Collateral.

     (c) Upon discovery by any of the Depositor, the Sponsor, the Master Servicer, the Servicer, the Securities Administrator or the Trustee of a breach of any of such representations and warranties that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other party. Within ninety (90) days of the discovery of such breach of any representation or warranty, the Sponsor shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Trustee at the Purchase Price or (c) within the two year period following the Closing Date, substitute a Replacement Mortgage Loan for the affected Mortgage Loan. In the event of discovery of a breach of any representation and warranty of the Sponsor, the Trustee's rights shall be enforced under this Agreement for the benefit of Certificateholders. If the Sponsor substitutes for a Mortgage Loan for which there is a breach of any representations and warranties in this Agreement which adversely and materially affects the value of such Mortgage Loan and such substitute mortgage loan is not a Replacement Mortgage Loan, the Sponsor will, in exchange for such substitute Mortgage Loan,
(i) provide the applicable Purchase Price for the affected Mortgage Loan or (ii) within two years of the Closing Date, substitute such affected Mortgage Loan with a Replacement Mortgage Loan. Any such substitution shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N to the Pooling and Servicing Agreement and shall not be effected unless it is within two years of the Startup Day. With respect to the representations and warranties described in this Section that are made to the best of the Sponsor's knowledge, if it is discovered by any of the Depositor, the Sponsor or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     The Sponsor indemnifies and holds the Issuing Entity, the Trustee, the Depositor, the Master Servicer, the Securities Administrator, the Servicer and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Issuing Entity, the Trustee, the Depositor, the Master Servicer, the Securities Administrator, the Servicer and any Certificateholder may sustain in connection with any actions of such party relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 1.04 and the Pooling and Servicing Agreement, to the extent that any such action causes (i) any federal or state tax to be imposed on the Issuing Entity, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code, or
(ii) any REMIC formed hereby to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     With respect to any Mortgage Loan repurchased by the Sponsor hereunder, the principal portion of the funds received by the Servicer in respect of such repurchase of a Mortgage Loan will be considered a Principal Prepayment and shall be deposited in the Distribution Account pursuant to Section 2.05 of the Pooling and Servicing Agreement. The Trustee, or its Custodian, upon written notice of the receipt of such deposit by the Securities Administrator and two copies of a Request for Release with respect to such Defective Mortgage Loan by the Trustee or its Custodian, shall release to the Sponsor or the Depositor, as applicable, the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to it and as shall be necessary to vest in such party any Defective Mortgage Loan released pursuant hereto and the Trustee, or its Custodian, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).

     With respect to each Replacement Mortgage Loan to be delivered to the Trustee pursuant to the terms of this Section 1.04 in exchange for a Deleted Mortgage Loan: (i) the Sponsor must deliver to the Trustee the Mortgage File for the Replacement Mortgage Loan along with a written certification certifying as to the Mortgage Loan satisfying all requirements under the definition of Replacement Mortgage Loan and the delivery of such Mortgage File and containing the granting language set forth in the Pooling and Servicing Agreement; and (ii) the Depositor will be deemed to have made, with respect to such Replacement Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan. The Trustee shall review the Mortgage File with respect to each Replacement Mortgage Loan and certify to the Depositor that all documents required by Section 2.02(a) of the Pooling and Servicing Agreement have been executed and received.

     For any month in which the Sponsor substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Sponsor, based upon information provided by the Servicer or Master Servicer, shall determine the excess (each, a "Substitution Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Replacement Mortgage Loans replacing such Deleted Mortgage Loans, together with one month's interest on such excess amount at the applicable Net Mortgage Rate. On the date of such substitution, the Sponsor shall deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the related Substitution Amount, if any, and the Trustee, or its Custodian, upon written notice of the receipt of the Substitution Amount deposit and the related Replacement Mortgage Loan or Loans and two copies of a Request for Release with respect to the Deleted Mortgage Loan or Loans, shall release to the Sponsor the related Trustee Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Sponsor shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

     In addition, the Sponsor shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) shall not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the startup date" under Section 860G(d)(l) of the Code, or

(b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

     The Depositor shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Replacement Mortgage Loan or Replacement Mortgage Loans. Upon such substitution by the Sponsor, such Replacement Mortgage Loan or Replacement Mortgage Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement, including all applicable representations and warranties thereof included herein as of the date of substitution.

     It is understood and agreed that the representations, warranties and indemnification set forth in this Section 1.04 of the Sponsor hereunder shall each survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement.

     Section 1.05. Grant Clause. It is intended that the conveyance of the Sponsor's right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (i) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (ii) the Sponsor hereby grants to the Depositor a first priority security interest in all of the Sponsor's right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (iii) this Agreement shall constitute a security agreement under applicable law.

     Section 1.06. Assignment by Depositor. The Depositor shall have the right, upon notice to but without the consent of the Sponsor, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

     Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 2.03. Amendment. This Agreement may be amended from time to time by the Sponsor and the Depositor, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or correct any mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Pooling and Servicing Agreement or this Agreement in the Offering Document, as defined in the Pooling and Servicing Agreement; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein,
(iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to modify, alter, amend, add to or rescind any of the terms or provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

     (a) This Agreement may also be amended from time to time by the Sponsor and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     (b) It shall not be necessary for the consent of Holders under this Section
2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

     Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 2.08. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

     Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

     IN WITNESS WHEREOF, the Sponsor and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        MERRILL LYNCH MORTGAGE LENDING, INC.


                                        By:
                                            ----------------------------------
                                        Name: Paul Park
                                        Title: Authorized Signatory


                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:
                                            ----------------------------------
                                        Name: Paul Park
                                        Title: Authorized Signatory

                                   SCHEDULE A

                        TRANSFEROR AND TRANSFER AGREEMENT

Master Mortgage Loan Purchase Agreement (the "Transfer Agreement"), dated as of August 1, 2004, as amended, by and between the Sponsor, as purchaser, and Merrill Lynch Credit Corporation, as seller (the "Transferor").

                                   SCHEDULE B

                             MORTGAGE LOAN SCHEDULE

                             [Intentionally Omitted]


                                       2